                                                                    EXHIBIT 10.1


                      AMENDMENT AND WAIVER NO.  1 TO THE
                    CREDIT AGREEMENT AND SECURITY AGREEMENT


                                    Dated as of December 31, 1999

          AMENDMENT NO. 1 TO THE CREDIT AGREEMENT among BMAC Holdings, Inc., a Delaware corporation (the "Parent Guarantor"), Better Minerals & Aggregates Company, a Delaware corporation (the "Borrower"), George F. Pettinos (Canada) Limited, a corporation organized and existing under the laws of Ontario, Canada (the "Canadian Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders"), and Banque Nationale de Paris ("BNP"), as the initial issuing bank (the "Initial Issuing Bank"), as the swing line bank (the "Swing Line Bank"), and as agent (together with any successors appointed pursuant to Article VII, the "Agent") for the Lender Parties.

          PRELIMINARY STATEMENTS:

          (1) The Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of September 30, 1999 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2) The Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

          SECTION 1.  Amendments to Credit Agreement.  The Credit Agreement is,
                      ------------------------------
on the Effective Date, hereby amended as follows:

     (a)  Section 5.02(f)(iv)(x) is amended in full to read as follows;

          "(x) in Cash Equivalents deposited in a Blocked Account (as defined in the Security Agreement) in an aggregate amount at any time invested not to exceed the greater of (1) $5,000,000 and (2) so long as no Swing Line Advances or Working Capital Advances are outstanding, such amounts as the Borrower and its Subsidiaries may from time to time hold,"

          SECTION 2.  Amendments to Security Agreement.  The Security Agreement
                      --------------------------------
is:

     (a) on the Effective Date, hereby amended by replacing (i) Schedule III thereto with Schedule III hereto and (ii) Schedule V thereto with Schedule V hereto; and

     (b) on the Effective Date and upon the completion of the sale of the Canadian Borrower by the Borrower and its Subsidiaries, hereby amended by replacing Schedule I thereto with Schedule I hereto.

          SECTION 3.  Waiver and Release.  Effective from the Effective Date,
                      ------------------
the requirements of Section 5.02(e) of the Credit Agreement are hereby waived solely to the extent required to permit the sale by the Borrower and its Subsidiaries of the Canadian Borrower and the Lenders hereby agree to execute, at the cost and expense of the Borrower, such documentation as may be required to evidence the release of any Liens in favor of the Agent over the Canadian Borrower.

          SECTION 4.  Conditions of Effectiveness.  This Amendment shall become
                      ---------------------------
effective on and as of the first date (the "Effective Date") on which the Agent shall have received the following:

     (a) counterparts of (1) this Amendment executed by the Borrower and all the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment, and (2) the consent attached hereto executed by each party to the Subsidiary Guaranty (the "Subsidiary Consent"); and

     (b) a certificate of the chief financial officer or treasurer of the Borrower notifying the Agent of the optional prepayment of the Canadian Facility in accordance with Section 2.07(a) of the Credit Agreement in form and substance satisfactory to the Agent.

          SECTION 5.  Reference to and Effect on the Loan Documents.  (a)  On
                      ---------------------------------------------
and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     (b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 6.  Costs, Expenses.  The Borrower agrees to pay on demand all
                      ---------------
costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

          SECTION 7.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 8.  Governing Law.  This Amendment shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of New York.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        BMAC HOLDINGS, INC.
                                        as Parent Guarantor

                                        By _____________________________________
                                           Name:
                                           Title:


                                        BETTER MINERALS & AGGREGATES
                                        COMPANY, as Borrower

                                        By _____________________________________
                                           Name:
                                           Title:


                                        GEORGE F. PETTINOS (CANADA)
                                        LIMITED, as Canadian Borrower

                                        By _____________________________________
                                           Name:
                                           Title:

                                        THE CHASE MANHATTAN BANK

                                        By _____________________________________
                                           Name:
                                           Title:


                                        CHASE SECURITIES INC.

                                        By _____________________________________
                                           Name:
                                           Title:

                                        BANQUE NATIONALE DE PARIS,
                                        as Agent, Initial Lender, Swing Line
                                        Bank and Initial Issuing Bank

                                        By _____________________________________
                                           Name:
                                           Title:

                                        By _____________________________________
                                           Name:
                                           Title:


                                        BANQUE NATIONALE DE PARIS
                                        (CANADA),
                                        as Canadian Lender and Sub-Agent

                                        By _____________________________________
                                           Name:
                                           Title:

                                        By _____________________________________
                                           Name:
                                           Title:

                                        [TYPE OR PRINT NAME OF
                                        INSTITUTION]


                                        By _____________________________________
                                           Name:
                                           Title:

                              SUBSIDIARY CONSENT



                                    Dated as of February _____, 2000


     The undersigned, as parties to one or more of the Loan Documents as defined in the Credit Agreement referred to in the foregoing Amendment, hereby consent to such Amendment and the Credit Agreement as amended prior to the date hereof and hereby confirm and agree that (a) notwithstanding the effectiveness of such Amendment, each of the Loan Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the "Credit Agreement", "Security Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement and the Security Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                                   PENNSYLVANIA GLASS SAND CORPORATION

                                   By __________________________________________
                                      Title:


                                   THE FULTON LAND AND TIMBER COMPANY

                                   By __________________________________________
                                      Title:


                                   OTTAWA SILICA COMPANY

                                   By __________________________________________
                                      Title:


                                   GEORGE F. PETTINOS, INC.

                                   By __________________________________________
                                      Title:

                                   ELLEN JAY, INC.

                                   By __________________________________________
                                      Title:


                                   U.S. SILICA COMPANY (a/k/a U.S. Silica
                                   Company, Inc.)

                                   By __________________________________________
                                      Title:


                                   BETTER MATERIALS CORPORATION

                                   By __________________________________________
                                      Title:


                                   BMC TRUCKING, INC.

                                   By __________________________________________
                                      Title:


                                   BUCKS COUNTY CRUSHED STONE COMPANY

                                   By __________________________________________
                                      Title:


                                   CHIPPEWA FARMS CORPORATION

                                   By __________________________________________
                                      Title:


                                   SHORE STONE COMPANY, INC.

                                   By __________________________________________
                                      Title:

                                   COMMERCIAL STONE CO., INC.

                                   By __________________________________________
                                      Title:


                                   STONE MATERIALS COMPANY, LLC

                                   By: Better Minerals & Aggregates Company,
                                       as Manager

                                   By __________________________________________
                                      Title:


                                   COMMERCIAL AGGREGATES TRANSPORTATION
                                   AND SALES, LLC

                                   By: Stone Materials Company, LLC,
                                       as Manager

                                   By __________________________________________
                                      Title: